John Deere Owner Trust 2001	Exhibit 99.3
Servicer's Certificate

$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004
$315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005
$98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008
$34,935,802 Asset Backed Certificates

Payment Date:	15-Jul-02

(1) Servicing Fee	$530,504.86
Servicing Fee Shortfall	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall	$0.00

(3) Total Distribution Amount:	$30,251,904.06

(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$11,101.28
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$430,933.33
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$855,750.00
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$310,716.00
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$1,608,500.61
Noteholders' Interest Carryover Shortfall:	$0.00

(9) A-1 Noteholders' Monthly Principal Distributable Amount:	$6,517,385.62
% of Principal Distribution Amount applicable to A-1 Noteholders	24.77%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$6,517,385.62

(10) A-2 Noteholders' Monthly Principal Distributable Amount:	$18,811,057.79
% of Principal Distribution Amount applicable to A-2 Noteholders	71.48%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$18,811,057.79

(11) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00

(12) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00

(13) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$25,328,443.41
Noteholders' Principal Carryover Shortfall:	$0.00

(14) Noteholders' Distributable Amount:	$26,936,944.02

(15) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(16) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance

(17) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00

(18) Certificateholders' Principal Distributable Amount applicable to current period	$986,822.47
% of Principal Distribution Amount applicable to Certificate holders	3.75%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$986,822.47

(19) Certificateholders' Distributable Amount:	$986,822.47

(20) Deposit to Reserve Account (from excess collections):	$1,797,532.71

(21) Specified Reserve Account Balance (after all distributions and adjustments) :	16,302,577.00

(22) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$18,100,109.71

(23) Excess Reserve Account Balance Distributable to Seller (5.05(b)(I) or (ii)):	$1,797,532.71

(24) Note Value as of the end of the related Collection Period	$620,082,017.90

(25) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$610,397,733.31

(26) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$0.00
A-1 Note Pool Factor:	0.0000000

Outstanding Principal Balance of A-2 Notes:	$183,188,942.21
A-2 Note Pool Factor:	0.9068760

Outstanding Principal Balance of A-3 Notes:	$315,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$98,640,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$23,253,075.67
Certificate Pool Factor:	0.6655944

(27) Aggregate Purchase Amounts for related Collection Period:	$0.00

(28) Reserve Account Balance after giving effect to all distributions:	$16,302,577.00

(29) Specified Reserve Account Balance (after all distributions and adjustments):	$16,302,577.00

(30) Amount of Realized Losses for the related collection period:	$112,925.74

(31) Amount of Payments that are more than 60 days past due:	$2,020,029.00